                                                                    EXHIBIT 10.6


       AMENDMENT NO. 4 TO TITLE XI RESERVE FUND AND. FINANCIAL AGREEMENT


     This AMENDMENT NO. 4 TO TITLE XI RESERVE FUND AND FINANCIAL AGREEMENT
(this "Title XI RFFA Amendment"), dated as of October 27, 2000, is entered into between (i) FRIEDE GOLDMAN OFFSHORE, INC., a Mississippi corporation formerly known as HAM Marine, Inc. (the "Company"), and (ii) the UNITED STATES OF AMERICA (the "United States"), represented by the Secretary of Transportation acting by and through the Maritime Administrator (the "Secretary"), pursuant to the provisions of Title XI of the Merchant Marine Act, 1936, as amended.


                                   RECITALS

     WHEREAS, in connection with the issuance of the Company's United States Government Guaranteed Shipyard Modernization Financing Bonds, HAM Marine Series 2013, the Company and the United States, represented by the Secretary, entered into the Title XI Reserve Fund and Financial Agreement dated as of December 2, 1997, Contract No. MA-13341 (including both the Special and General
Provisions thereof and all exhibits thereto, and as heretofore amended by the Amendment No. I to Title XI Reserve Fund and Financial Agreement dated as of October 29, 1999 (the "First RFFA Amendment") between the Company and the Secretary, the Amendment No. 2 to Title XI Reserve Fund and Financial Agreement dated December 13, 1999 and effective as of January 12, 1999 (the "Second RFFA Amendment") between the Company and the Secretary and the letter dated March 24, 2000 (the "Third RFFA Amendment") from the Secretary to the Company, the "Title XI RFFA");

     WHEREAS, the Secretary has required this Title XI RFFA Amendment from the Company as an integral part of the consideration offered by or on behalf of the Company as a condition of the Secretary's decision to provide its consent to the Company's involvement in the financial restructuring of its parent company, and the Company is agreeable and willing to enter into this Amendment;

     NOW, THEREFORE, in consideration of the premises, of the covenants herein contained, and of other good and valuable consideration, the receipt and adequacy of which the parties hereby acknowledge, the parties hereto agree as follows:

                                 ARTICLE FIRST

                    Relation to Title XI RFFA, Definitions

     For all purposes of this Title XI RFFA Amendment, unless otherwise expressly provided or unless the context otherwise requires:


          (1) All references herein to Articles, Sections or other subdivisions, unless otherwise specified, refer to the corresponding Articles, Sections and other subdivisions of this Title XI RFFA Amendment.

          (2) The terms "hereof," "herein," "hereto," "hereunder" and "herewith" refer to this Title XI RFFA Amendment.

          (3) The capitalized terms used but undefined herein shall have the meanings specified in the Title XI RFFA.


                                ARTICLE SECOND

                                  Amendments

     (a)    The amendments to the Title XI RFFA effected by sections (b)(ii),
(c) and (d) of Article Second of the First RFFA Amendment and by paragraph I, clauses 1 through 5 of the Third RFFA Amendment are hereby deleted.

     (b) Section 13 of the General Provisions Incorporated into the RFFA by Reference is amended by deleting the introductory paragraph of Section 13(b) thereof and also the immediately following paragraph containing clauses (i),
(ii) and (iii) therein, and substituting therefor the following:

               "(b)  Unless,

               "(i) after giving effect such transaction or transactions, during any fiscal year of the Company, (x) the Company's Working Capital is equal to at least one dollar plus one-half of all lease obligations (having a term of more than six months) due and payable within the succeeding fiscal year, other than such lease obligations already included and reported as a current liability on the Company's balance sheet, (y) the Company's Long-Term Debt does not exceed two times the Company's Net Worth and (z) the Company's Net Worth is at least the amount specified in Attachment A hereto; and (ii) at the time of such transaction or transactions, there is not then existing a default by the Guarantor under the Guaranty Agreement dated as of October 29, 1999 by the Guarantor in favor of the Secretary; and (iii) the Guarantor has delivered its financial statements as required by
               Section 14 of this Title XI Reserve Fund and Financial Agreement, then the Company shall not, without the prior written consent of the Secretary (provided, that with respect to the prior written consent of the Secretary being required under the circumstances described in clause (iii) above, such prior




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               written consent shall only be required until such time as
               acceptable Guarantor financial statements are provided to the Secretary and are evaluated as reasonably satisfactory to the Secretary):"

     (c) Except as amended hereby, the Title XI RFFA shall remain in full force and effect.



                                 ARTICLE THIRD

                           Miscellaneous Provisions

     (a) This Title XI RFFA Amendment may be executed in any number of counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall together constitute but one and the same instrument.

     (b) This Title XI RFFA Amendment shall be governed by and construed in accordance with the maritime laws of the United States and the laws of the State of Mississippi.

     (c) The Title XI RFFA, as amended by this Title XI RFFA Amendment, is in all respects confirmed and shall remain in full force and effect.




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

     IN WITNESS WHEREOF, this Title XI RFFA Amendment has been executed by the Company as of the date first above written.


                                  FRIEDE GOLDMAN OFFSHORE, INC. (f/k/a HAM
                                  Marine, Inc.),


                                          Company


[SEAL)                            By:/s/ ROBERT SHEPHERD
                                     --------------------------
                                     Name:  Robert Shepherd
                                     Title: President
ATTEST:

/s/ LENORE BYRD MURRAY
- ------------------------



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

     IN WITNESS WHEREOF, this Title XI RFFA Amendment has been executed by the United States, represented by the Secretary, as of the date first above written.


                                   UNITED STATES OF AMERICA
                                   SECRETARY OF TRANSPORTATION

                                   MARITIME ADMINISTRATOR

[SEAL]                             By:/s/ JOEL C. RICHARD
                                      -----------------------------
                                      Name:  Joel C. Richard
                                      Title: Secretary, Maritime Administration

ATTEST:

/s/ JULIE P. AGARWAL
- -----------------------



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